SECOND QUARTER 2021 RESULTS NASDAQ: FULT Data as of or for the three months ended June 30, 2021 unless otherwise noted

This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2021 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

1. ROA is return an average assets calculated as net income for the period divided by average assets, annualized. 2. ROE is return on average common shareholders’ equity calculated as net income available to common shareholders for the period divided by average common shareholders’ equity, annualized. 3. Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 3 2Q21 1Q21 2Q20 (dollars in thousands, except per-share data) Net Interest Income $ 162,399 $ 164,448 $ 152,754 Provision for Credit Losses (3,500) (5,500) 19,570 Non-Interest Income 51,854 61,922 52,917 Securities Gains 36 33,475 3,005 Non-Interest Expense 140,831 178,383 143,006 Income before Income Taxes 76,958 86,961 46,100 Income Taxes 11,994 13,898 6,542 Net Income 64,964 73,063 39,558 Preferred Stock Dividends (2,562) (2,591) — Net Income Available to Common Shareholders $ 62,402 $ 70,472 $ 39,558 Net income per share (diluted) $ 0.38 $ 0.43 $ 0.24 ROA(1) 1.00% 1.14% 0.66 % ROE(2) 9.38% 10.84% 6.89 % ROE (tangible)(3) 12.93% 15.00% 8.99 % Efficiency ratio(3) 63.8% 63.0% 66.4%

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Liabilities & Rates ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 4 $19 $20 $21 $21 $22$2 $2 $2 $2 $1 0.72% 0.62% 0.54% 0.51% 0.36% Cost of Interest-bearing Liabilities Borrowings Deposits 2Q20 3Q20 4Q20 1Q21 2Q21 $— $5 $10 $15 $20 $25 0.00% 1.00% 2.00% 3.00% $153 $154 $162 $164 $162 2.81% 2.70% 2.75% 2.79% 2.73% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 2Q20 3Q20 4Q20 1Q21 2Q21 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $18 $19 $19 $19 $19 $4 $4 $5 $5 $5 3.32% 3.13% 3.12% 3.13% 2.97% Loans Securities & Other Interest-Earning Asset Yield (FTE) 2Q20 3Q20 4Q20 1Q21 2Q21 $5 $10 $15 $20 $25 2.00% 4.00% 6.00% 8.00%

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans 51. The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. 2. Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation. $20 $7 $6 $(6) $(4) 2Q20 3Q20 4Q20 1Q21 2Q21 $— $10 $20 $30 $40 $50 $140 $142 $147 $152 $154 0.75% 0.75% 0.78% 0.80% 0.83% NPL NPLs/Loans 2Q20 3Q20 4Q20 1Q21 2Q21 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% 1.50% $4 $(2) $(3) $6 $7 0.09% -0.05% -0.07% 0.13% 0.15% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $10 $20 $30 $40 (1.00)% (0.50)% 0.00% 0.50% 1.00% 183% 188% 189% 174% 166% 1.53% 1.56% 1.60% 1.54% 1.46% 1.37% 1.40% 1.47% 1.40% 1.37% ACL/NPLs ACL/Loans excl PPP(2) ACL/Loans 2Q20 3Q20 4Q20 1Q21 2Q21 50% 75% 100% 125% 150% 175% 200% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00%

NON-INTEREST INCOME(1) (1) Excluding investment securities gains Three months ended June 30, 2021 (percent of total non-interest income) 6 Non-interest income(1) decreased 16% from 1Q21 Decreases in: n Mortgage Banking driven by lower mortgage sales and an increase of mortgage servicing rights valuation allowance of $2 million. 1Q21 included a decrease of $6 million to mortgage servicing rights valuation allowance. Partially offset by increases in: n Wealth management income, specifically brokerage income n Commercial banking income 34% 5% 22% 33% 6% Wealth Management Mortgage Banking Consumer Banking Commercial Banking Other 2Q21 1Q21 Change (dollars in thousands) n Wealth Management $ 17,634 $ 17,347 $ 287 n Mortgage Banking 2,838 13,960 (11,122) n Consumer Banking 10,860 10,754 106 n Commercial Banking 17,129 16,342 787 n Other 3,393 3,519 (126) Total $ 51,854 $ 61,922 $ (10,068)

NON-INTEREST EXPENSE Three months ended June 30, 2021 (percent of total non-interest expense) 7 56% 9% 10% 6% 20% Salaries and Benefits Occupancy Data Processing and Software Other Outside Services Debt extinguishment Other 2Q21 1Q21 Change (dollars in thousands) n Salaries and Benefits $ 78,367 $ 82,586 $ (4,219) n Occupancy 12,494 13,982 (1,488) n Data Processing and Software 13,932 13,561 371 n Other Outside Services 8,178 8,490 (312) n Debt Extinguishment 412 32,163 (31,751) n Other 27,448 27,601 (153) Total $ 140,831 $ 178,383 $ (37,552) Non-interest expense decreased 21% from 1Q21 Driven primarily by balance sheet restructuring: n $21 million in prepayment penalties of FHLB advances and $11 million in other long-term debt extinguishment costs during Q1 2021 Other decreases were due to: n Lower salaries and benefits n Seasonal reductions in occupancy expense

CAPITAL POSITION REMAINS STRONG 8 1. Regulatory capital ratios as of June 30, 2021 are preliminary. 2. Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. Dollars are in millions. 8.4% 10.9% 9.9% 14.3% Regulatory Minimums Excess(2) Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $876 $472 $576 $755 (as of June 30, 2021)

2021 OUTLOOK 9 Net interest income: $640 - $660 million Provision for credit losses: $10 - $20 million(1) Non-interest income: $220 - $230 million Non-interest expense: $560 - $570 million(2) (1) Updated as of 2Q 2021; previously $20 - $40 million. (2) Excluding charges related to the 1Q 2021 balance sheet restructuring. Updated as of 2Q 2021; previously $555 - $575 million.

NON-GAAP RECONCILIATION Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. 10 (dollars in thousands) Three months ended Jun 30 Mar 31 Jun 30 Return on average common shareholders' equity (tangible) 2021 2021 2020 Net income available to common shareholders $ 62,402 $ 70,472 $ 39,558 Plus: Intangible amortization, net of tax 140 90 104 (Numerator) 62,542 70,562 39,662 Average shareholders' equity $ 2,669,413 $ 2,637,098 $ 2,309,133 Less: Average preferred stock (192,878) (192,878) — Less: Average goodwill and intangible assets (536,470) (536,601) (535,103) Average tangible common shareholders' equity (denominator) 1,940,065 1,907,619 1,774,030 Return on average common shareholders' equity (tangible), annualized 12.93% 15.00% 8.99%

NON-GAAP RECONCILIATION 11 (dollars in thousands) Three months ended Jun 30 Mar 31 Jun 30 Efficiency ratio 2021 2021 2020 Non-interest expense $ 140,831 $ 178,383 $ 143,006 Less: Debt extinguishment costs (412) (32,163) (2,878) Less: Amortization of tax credit investments (1,563) (1,531) (1,450) Less: Intangible amortization (178) (115) (132) Non-interest expense (numerator) $ 138,678 $ 144,574 $ 138,546 Net interest income (fully taxable equivalent) $ 165,417 $ 167,428 $ 155,854 Plus: Total Non-interest income 51,890 95,397 55,922 Less: Investment securities gains, net (36) (33,475) (3,005) Total revenue (denominator) $ 217,271 $ 229,350 $ 208,771 Efficiency ratio 63.8% 63.0% 66.4 % Jun 30 Mar 31 Dec 31 Sep 30 Jun 30 Asset Quality, excluding PPP 2021 2021 2020 2020 2020 ACL - loans (numerator) $ 255,032 $ 265,986 $ 277,567 $ 266,825 $ 256,537 Net Loans $ 18,586,756 $ 18,990,986 $ 18,900,820 $ 19,028,621 $ 18,704,722 Less: PPP loans (1,114,401) (1,688,394) (1,581,712) (1,960,165) (1,937,034) Total adjusted loans (denominator) $ 17,472,355 $ 17,302,592 $ 17,319,108 $ 17,068,456 $ 16,767,688 ACL - loans to total adjusted loans 1.46% 1.54% 1.60% 1.56% 1.53%

APPENDIX • CREDIT DISCLOSURES • BALANCE SHEET RESTRUCTURING 12

Additional Detail on Deferrals (data as of June 30, 2021) 13 Commercial • At June 30, 2021, active deferrals declined to ~$122 million, or 0.9% of the commercial portfolio(2) • Majority of active deferrals are in the hospitality, entertainment, and food services • Anticipate continued downward trends in deferrals for the rest of the year Consumer • At June 30, 2021, active deferrals and forbearances declined to ~$57 million, or 1.1%, of the consumer portfolio(3) 1) Deferrals consist of deferrals of principal and interest payments or deferrals of principal payments. 2) Includes real estate - commercial mortgage, commercial and industrial and equipment lease financing. 3) Includes real estate - residential mortgage, real estate - home equity and consumer. Active COVID Deferrals(1) continue to decline

Selected Industries With Heightened Risk Due to COVID-19 (data as of June 30, 2021; all industry classifications based on NAICS codes) 14 (1) Based on regulatory classifications. Commercial Portfolio consists of Commercial and Industrial, Commercial Mortgage, and Construction loans to commercial borrowers. Note: "Pass," "Special Mention" and "Substandard or Lower" are the Corporation's internal risk rating categories. Please see Note 4 - Loans and Allowance for Credit Losses in the Corporation's Form 10-Q for the quarter ended March 31, 2021 for a description of these categories. some numbers may not sum due to rounding

2021 Balance Sheet Restructuring 15 Why: • Reduce exposure to interest rate risk • Opportunity to reduce interest expense What: • Sold Visa Class B restricted shares - $34 million pre-tax gain • Tendered for $75 million of 4.50% subordinated debt due 2024 • Tendered for $60 million of 3.60% senior notes due 2022 • Prepaid $535 million of term FHLB advances • Sold $23 million of auction rate securities • Executed $500 million of receive-fixed, pay-variable interest rate swaps 1Q21 Impact (restructuring completed late in 1Q21): Non-interest income: • $34 million gain on the sale of Visa Class B restricted Shares • $.5 million loss on the sale of other securities Non-interest expense: • $33 million in debt extinguishment costs, including: ◦ $21 million in prepayment penalties of FHLB advances; ◦ $11 million of expenses associated with tender offer to purchase subordinated and senior note debt ◦ $1 million of deferred issuance costs recognized in net interest income 2Q21 Impact: • Interest expense on long-term borrowings decreased $4.5 million compared to 1Q21 Anticipated Future Impact: • Increase in net interest income of ~$17 million on an annualized basis • Increase in earnings per share of ~$0.08 per share on an annualized basis